UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024

PHI GROUP, INC.

(a/k/a PHILUX GLOBAL GROUP INC.)

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2323 Main Street, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-642-0571

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHIL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provide pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

1. Asset Management Agreement between a ultra-high-net-worth investor group and Philux Capital Advisors, Inc., a subsidiary of the registrant.

On February 14, 2024, Philux Capital Advisors, Inc., a subsidiary of the registrant, (the” Investment Manager”), signed an Asset Management Agreement (the “Agreement”) with a ultra-high-net-worth investor group (the “Investor Party”) to manage a total principal amount of Five Hundred Sixty Two Million Five Hundred Thousand United States Dollars (“the Investment Fund”) on behalf of the Investor Party for investment in different transactions to be selected, advised and managed by the Investment Manager for a period of five years. According to the Agreement, the Investment Manager shall receive 5% annual management fee of the principal amount and share 30% profits from the Investment Fund.

The Company intends to allocate a large portion of the Investment Fund for initial investment in Saigon Silicon City project, the development of the International Financial Center and the Asia Diamond Exchange in Vietnam, Philux Global Energy’s geomagnetic energy technology initiatives and a potential joint venture with a leading international AI chip manufacturer to set up manufacturing facilities in Vietnam. In addition, the Company plans to implement its share buyback program as previously announced.

The Company expects to close a portion of this Investment Fund quickly and plans to allocate about $3.5 million from this amount to pay for the necessary expenses in order to close all the other pending financing packages.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Due to the nature of strict confidentiality and non-disclosure agreement, a hard copy of the Asset Management Agreement will be submitted directly to the Securities and Exchange Commission.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2024

PHI GROUP, INC.
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO